U.S. Golf Communities, Inc.

                     Unaudited Interim Financial Statements
              Periods Ended September 30, 1997 and December 31, 1996


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
                          U.S. GOLF COMMUNITIES, INC.

                             Combined Balance Sheet


                                                        September         December
                                                          1997              1996
                                                          ----              ----
                                                       (unaudited)
Assets

Cash and Cash equivalents                            $      436,045    $    378,669
Accounts receivable:
       Trade, net                                           457,202         386,191
       Related parties                                      167,334          83,856
       Other                                                125,821         123,235
Inventories                                                 127,683         154,959
Prepaid expenses                                             80,637          83,751
Property and equipment, net of
       accumulated  depreciation                          8,069,303       8,225,690
Land under development and related costs                 24,025,179      25,406,847
Deferred loan costs                                          59,964         875,623
Goodwill, net                                             3,377,755       3,675,790
Other assets                                                258,212         347,585
                                                            -------         -------
          Total assets                               $   37,185,135    $ 39,742,196
                                                      ==============   ============

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

                           U.S. GOLF COMMUNITIES, INC.

                             Combined Balance Sheet

                                                               September            December
                                                                  1997                 1996
                                                                  ----                 ----
                                                              (unaudited)
Liabilities and Capital Deficit

Liabilities:
    Accounts payable
       Trade                                                  $   1,465,711      $  1,430,799
       Related parties                                            1,544,710         1,710,201
    Accrued expenses                                              1,170,890           782,900
    Accrued interest payable:
       Related parties                                            2,203,907         2,334,710
       Other                                                      2,954,313         2,641,712
    Loan costs payable                                            1,410,658         1,410,658
    Notes payable                                                21,038,072        24,632,309
    Related party notes payable                                  11,480,871        17,563,632
                                                                 ----------        ----------
           Total liabilities                                     43,269,132        52,506,921
                                                                 ----------        ----------

Commitments and contingencies                                             -                 -

Capital deficit:
    Partners' deficit:
       General partners                                          (1,177,340)       (1,023,276)
       Limited partners                                          (6,371,930)      (11,341,079)
    Stockholders' deficit:
       Common stock, $1 per value, shares authorized
          10,000, issued and outstanding 500                            500               500
       Additional paid in capital                                 1,650,000                 -
       Accumulated deficit                                         (185,227)         (400,870)
                                                                   --------          ---------
           Total capital deficit                                 (6,083,997)      (12,764,725)
                                                                 ----------       ------------
                                                               $ 37,185,135    $   39,742,196
                                                               ============    ==============
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

                           U.S. GOLF COMMUNITIES, INC.

                        Combined Statements of Operations

                                                                                                Year ended
                                                          Nine months ended September           December 31,
                                                          ---------------------------           ------------
                                                            1997               1996                 1996
                                                            ----               ----                 ----
                                                         (unaudited)       (unaudited)

Operating revenue:
    Dues and initiation fees                          $    1,770,663     $    1,983,641      $     2,586,233
    Golf cart rentals                                      1,692,745          1,423,626            1,890,024
    Food, beverage and pro shop sales                        935,539          1,074,358            1,379,745
    Lot sales                                              3,204,983          1,845,047            2,296,707
    Other                                                     15,806                  -               18,261
                                                              ------             ------               ------
          Total operating revenue                          7,619,736          6,326,672            8,170,970
                                                           ---------          ---------            ---------

Costs and expenses:
    Cost of merchandise and lots sold                      2,165,015          1,509,500            1,816,100
    General and administrative expenses                    7,341,269          8,533,325            9,542,050
                                                           ---------          ---------            ---------
          Total costs and expenses                         9,506,284         10,042,825           11,358,150
                                                           ---------         ----------           ----------
Loss from operations                                      (1,886,548)        (3,716,153)          (3,187,180
                                                          ----------         ----------           ----------

Other income (expense):
    Interest income                                           40,452            120,616               17,796
    Interest expense                                      (3,956,115)        (2,399,554)          (4,182,476)
    Gain (loss) on sale of property and equipment                (18)            22,393             (221,127)
    Lose on equity method investment                               -           (180,047)            (180,047)
    Other                                                    (21,166)          (337,899)            (110,254)
                                                             -------           --------             --------
           Total other income (expense), net              (3,936,847)        (2,774,491)          (4,676,108)
                                                          ----------         ----------           ----------

Loss before minority interest                             (5,823,395)        (6,490,644)          (7,863,288)

Minority interest in net loss of
  consolidated subsidiary                                          -             68,111               68,111
                                                              ------             ------               ------

Net loss                                              $   (5,823,395)    $   (6,422,533)     $    (7,795,177)
                                                      ==============     ==============      ===============
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

                           U.S. GOLF COMMUNITIES, INC.

                     Combined Statements of Capital Deficit

                                          General         Limited                    Additional                        Total
                                          Partners'       Partners'       Common      Paid-in     Accumulated         Capital
                                           Deficit         Deficit         Stock      Capital       Deficit            Deficit
                                           -------         -------         -----      -------       -------            -------

Balance,  December 31, 1995            $  (784,369)    $ (4,523,868)     $   500     $       -       $  (206,447)      $ (5,514,184)

   Contribution of capital                                   32,515                                       32,515

   Conversion of related party notes
     payable into partners' capital                         500,000                                      500,000

   Net loss                               (195,804)      (6,064,991)                                    (161,738)        (6,422,533)
                                          --------       ----------                                     --------         ----------

Balance, September 30, 1996               (980,173)     (10,056,344)         500             -          (368,185)       (11,404,202)

   Contribution of capital                                   12,121                                                          12,121

   Net loss                                (43,103)      (1,296,856)                                     (32,685)        (1,372,644)
                                           -------       ----------                                      -------         ----------

Balance, December 31, 1996              (1,023,276)     (11,341,079)         500             -          (400,870)       (12,764,725)

   Contribution of capital                                   37,778                                                          37,778

   Conversion of notes payable and
     accrued interest into partners'
     capital                                              5,333,021                                                       5,333,021

   Conversion of related party notes
     payable and accrued into
     partners'  capital and additional
     paid-in capital                                      5,483,324                  1,650,000                            7,133,324

   Net loss                               (154,064)      (5,884,974)                                     215,643         (5,823,395)
                                          --------       ----------      -------     ---------           -------         ----------

Balance, September 30, 1997            $(1,177,340)    $ (6,371,930)     $   500    $1,650,000       $  (185,227)      $ (6,083,997)
                                       ===========     ============      =======    ==========       ===========       ============
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

                          U. S. Golf Communities, Inc.

                        Combined Statements of Cash Flows

                                                                                   Nine months ended September 30,
                                                                                   ------------------------------
                                                                                      1997                 1996
                                                                                      ----                 ----
                                                                                   (unaudited)         (unaudited)

Cash flows from operating activities:
    Net loss                                                                    $     (5,823,395)    $  (6,422,533)
    Adjustments  to  reconcile  net  loss  to net  cash  provided  by  operating activities:
          Depreciation                                                                   302,230           326,979
          Amortization                                                                 1,113,694           464,533
          Loss on equity method investment                                                     -           180,047
          Provision for loss on property and equipment                                         -           221,127
          Minority interest in net loss of consolidated subsidiary                             -           (68,111)
          Cash provided (used for):
              Accounts receivable                                                       (157,075)         (125,124)
              Inventories                                                                 27,276            33,991
              Prepaid expenses                                                             3,114           (35,865)
              Land and development costs                                               1,381,668           768,569
              Accounts payable                                                          (130,579)          715,801
              Accrued expenses                                                           387,990             5,788
              Accrued interest payable                                                 2,271,289         1,785,544
                                                                                       ---------         ---------
Net cash used for operating activities                                                  (623,788)       (2,149,254)
                                                                                        --------        ----------

Cash flows from investing activities:
    Purchase of property and equipment                                                  (145,843)          (73,304)
    Proceeds from property sold                                                          225,000                 -
    Investment in equity method investment                                                     -           (56,503)
    Increase (decrease) in other assets                                                 (135,627)          (62,836)
                                                                                        --------           -------
Net cash used for investing activities                                                   (56,470)         (192,643)
                                                                                         -------          --------

Cash flows from financing activities:
    Proceeds from notes payable                                                          761,530         3,676,504
    Repayments of notes payable                                                         (178,855)       (2,605,858)
    Proceeds from related party notes payable                                          1,282,572         1,164,276
    Repayment of related party notes payable                                          (1,165,391)          (58,167)
    Contributions of capital                                                              37,778            32,515
                                                                                         -------           -------
Net cash provided from financing activities                                              737,634         2,209,270
                                                                                         -------         ---------
Net increase (decrease) in cash and cash equivalents                                      57,376          (132,627)
Cash and cash equivalents, beginning of period                                           378,669           652,832
                                                                                         -------           -------
Cash and cash equivalents, end of period                                        $        436,045     $     520,205
                                                                                ================     =============

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


                          U. S. Golf Communities, Inc.

                        Combined Statements of Cash Flows

                                                                                   Nine months ended September 30,
                                                                                   ------------------------------
                                                                                      1997                 1996
                                                                                      ----                 ----
                                                                                   (unaudited)         (unaudited)
Supplemental Cash Flow Information

   Purchase of minority interest through issuance of related party
     notes payable                                                                         -           2,300,000
   Purchase of minority interest through conveyance of equity
     method investment                                                                     -           2,472,274
   Conversion of related party notes payable into partners' capital               12,466,345             500,000
   Deferred loan cost accrued                                                              -             920,658
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                           U.S. Golf Communities, Inc.

                     Notes to Unaudited Financial Statements

   Subsequent      Subsequent   to  September   30,   1997,   the  partners  and
   Events          stockholders  of  U.S  Golf  Communities,  Inc.  and  related companies  exchanged their  partnership  interests and common stock  ownership  interests  for shares of common  stock in a newly formed  Delaware  corporation,  U.S. Golf  Communities,
                   Inc.  Since these  entities  were under common  ownership and control,  this  transaction will be accounted for in a manner similar to a pooling of interests.

                   U.S. Golf Communities, Inc. (Delaware) has previously entered into an  Agreement  and  Plan  of  Reorganization  with  Golf
                   Ventures, Inc. whereby Golf Ventures, Inc. would acquire U.S.
                   Golf  Communities,  Inc.  through  an  exchange  of  Series D
                   Convertible  Stock for all  outstanding  common stock of U.S.
                   Golf  Communities,   Inc.  This  transaction  was  closed  on
                   November 26, 1997. Based on the controlling  interest in Golf
                   Ventures,  Inc. obtained by U.S. Golf Communities,  Inc. as a result of this transaction, the transaction will be accounted for as an  acquisition  of Golf  Ventures,  Inc. by U.S. Golf
                   Communities,  Inc. (a reverse  acquisition in which U.S. Golf
                   Communities,  Inc. is considered  the acquirer for accounting purposes).

Conversion of      Certain  debt  holders  exchanged  their  notes  and  accrued
Notes Payable      interest  totaling  approximately  $12,466,000  into  partner
and Accrued        capital and  additional  paid-in  capital as of September 30,
Interest to        1997.
Capital

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